EXHIBIT 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 23, 2015, relating to the financial statements and financial highlights which appears in the December 31, 2014 Annual Report to Shareholders of BlackRock LifePath® Index Retirement Fund (formerly LifePath® Index Retirement Portfolio), BlackRock LifePath® Index 2020 Fund (formerly LifePath® Index 2020 Portfolio), BlackRock LifePath® Index 2025 Fund (formerly LifePath® Index 2025 Portfolio), BlackRock LifePath® Index 2030 Fund (formerly LifePath® Index 2030 Portfolio), BlackRock LifePath® Index 2035 Fund (formerly LifePath® Index 2035 Portfolio), BlackRock LifePath® Index 2040 Fund (formerly LifePath® Index 2040 Portfolio), BlackRock LifePath® Index 2045 Fund (formerly LifePath® Index 2045 Portfolio), BlackRock LifePath® Index 2050 Fund (formerly LifePath® Index 2050 Portfolio) and BlackRock LifePath® Index 2055 Fund (formerly LifePath® Index 2055 Portfolio), each a series of BlackRock Funds III, which are also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 23, 2015, relating to the financial statements which appears in the December 31, 2014 Annual Report to Interestholders of LifePath® Index Retirement Master Portfolio, LifePath® Index 2020 Master Portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio and LifePath® Index 2055 Master Portfolio, each a series of Master Investment Portfolio, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 28, 2015